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                                                                    EXHIBIT 32.2



                        CERTIFICATION OF PERIODIC REPORT


I, Michael O. Moore, Executive Vice President, Chief Financial Officer and Secretary of The Cato Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this
Certification:

1. the Annual Report on Form 10-K of the Company for the annual period ended February 1, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 19, 1004



                                        /s/  Michael O. Moore
                                        ----------------------------------------
                                        Michael O. Moore
                                        Executive Vice President
                                        Chief Financial Officer and Secretary